UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KB HOME
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the KB Home Annual Meeting of Stockholders scheduled to be held on April 9, 2020, an email message sent by KB Home’s Chairman, President and Chief Executive Officer to KB Home employees on February 28, 2020, and an email message that KB Home’s transfer agent sent to certain registered stockholders of KB Home regarding the electronic delivery to them of materials for the Annual Meeting.

kb HOME®

VOTE

Online

Go to **www.investorvote.com/KBH** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by see reverse side

Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement and 2019 Annual Report (which is not deemed to be part of the official proxy soliciting materials) of KB Home are available at:

www.investorvote.com/KBH

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/KBH.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 3, 2020 to facilitate timely delivery.

2 N O T

036PWB

Stockholder Meeting Notice

KB Home's 2020 Annual Meeting of Stockholders will be held on April 9, 2020 at the Company's Corporate Office, 10990 Wilshire Boulevard, Los Angeles, CA 90024, at 9:00 a.m. Pacific Time.

The items of business to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the director nominees listed and FOR Proposals 2 and 3:

1. Election of Directors (each to serve for a one-year term):

   01 - Dorene C. Dominguez
   02 - Timothy W. Finchem
   03 - Dr. Stuart A. Gabriel
   04 - Dr. Thomas W. Gilligan
   05 - Kenneth M. Jastrow, II
   06 - Robert L. Johnson
   07 - Melissa Lora
   08 - Jeffrey T. Mezger
   09 - James C. Weaver
   10 - Michael M. Wood

2. Advisory vote to approve named executive officer compensation.

3. Ratify Ernst & Young LLP's appointment as KB Home's independent registered public accounting firm for the fiscal year ending November 30, 2020.

NOTE: IF YOU ARE A STOCKHOLDER OF RECORD WITH KB HOME'S TRANSFER AGENT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 8, 2020. IF YOU ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD ON YOUR BEHALF UNDER THE KB HOME AMENDED AND RESTATED 401(K) SAVINGS PLAN OR SHARES HELD BY THE KB HOME GRANTOR STOCK OWNERSHIP TRUST, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY THE RELEVANT TRUSTEE ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 7, 2020.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/KBH.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials KB Home" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 3, 2020.

Employee Email Message

Subject:     KB Home Annual Meeting – Please Vote!

Dear KB Home Team –

On Thursday, April 9, 2020, we will hold our Annual Meeting of Stockholders. You can find the proxy materials for the meeting online at http://www.kbhome.com/investor/proxy.

Many of you will have the opportunity to vote on the three items of business being considered at the meeting, and your vote is very important.

If on February 7, 2020, you held KB Home common stock (either directly or through our 401(k) Savings Plan), or had common stock options, you will receive a proxy/voting instruction form(s) and/or a notice card(s) with instructions on how to access the proxy materials for the meeting and vote.

Depending on your holdings, including any in a personal brokerage or bank account, you may receive more than one proxy/voting instruction form and/or notice card, and they may be sent to you electronically. Please look for your proxy/voting instruction form(s) or notice card(s) in the mail or in your e-mail account(s). Each proxy/voting instruction form or notice card will have the control number you need to vote and you will need to vote each control number you receive separately.

Please note that if you receive a notice card, you will not receive a corresponding paper or e-mail copy of the proxy materials unless you request a copy by following the instructions provided on your notice card.

For the reasons discussed in the proxy materials, I encourage you to vote

•	“FOR” the election of each of our directors

•	“FOR” the advisory vote to approve named executive officer compensation

•	“FOR” ratifying Ernst & Young LLP’s appointment as our independent registered public accounting firm for the fiscal year ending November 30, 2020

To ensure your vote is counted, please vote as soon as possible.

If you have any questions about voting or about the Annual Meeting, please contact our Corporate Secretary.

Thank you for your support!

Transfer Agent Email Message to Registered Stockholders

Subject Line: KB Home’s 2020 Annual Meeting of Stockholders

[Company Logo]

Dear [Recipient],

KB Home’s 2020 Annual Meeting of Stockholders will be held on April 9, 2020 at 9:00 a.m. PT. You can now access the meeting materials and cast your vote online.

[Link to review meeting materials and proposals]

[Link to cast vote]

Votes submitted online must be received by 11:59 p.m. ET on April 8, 2020.

[Link to Vote]

Control #